UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 31, 2007
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          Tompkins Financial Corporation (f/k/a Tompkins Trustco, Inc.)
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               (Exact Name of Registrant as specified in Charter)


          New York                    1-12709                 16-1482357
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification
No.)


The Commons, PO Box 460, Ithaca, New York                        14851
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (607) 273-3210
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure


            On August 31, 2007, as part of Tompkins Financial Corporation's previously announced 2006 stock repurchase program, the Company entered into a Rule 10b5-1 trading plan. The 10b5-1 trading plan provides for the repurchase of up to 75,000 shares of Tompkins common stock between the dates of September 4, 2007 and July 25, 2008, subject to conditions specified in the plan. Shares of Tompkins common stock repurchased under the 10b5-1 trading plan will be disclosed in the Company's quarterly reports on Form 10-Q and Annual Report on Form 10-K.








                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOMPKINS FINANCIAL CORPORATION


Date:  August 31, 2007                 By: /s/ STEPHEN S. ROMAINE
                                           -------------------------------------
                                           Stephen S. Romaine
                                           President and CEO